UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report

November 28, 2023

(Date of report; date of earliest event reported)

Commission file number: 1-3754

Ally Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Avenue, Floor 10

Detroit, Michigan 48226

(Address of principal executive offices) (Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Diane E. Morais, President of Consumer and Commercial Banking at Ally Financial Inc. (“Ally”), has provided notice of her intent to retire effective July 1, 2024 (“Retirement Date”) after more than 15 years of dedicated leadership and service.

Ally and Ms. Morais have executed an Executive Transition Agreement (“Agreement”) in connection with her planned retirement. Subject to its terms and conditions, the Agreement provides for Ms. Morais (1) to receive her current base salary and remain eligible for equivalent benefits and perquisites until her departure from Ally, (2) to remain eligible for the full-year discretionary 2023 cash and equity-based incentive-compensation awards commensurate with the position of President of Consumer and Commercial Banking and her and Ally’s 2023 performance as determined by the Compensation, Nominating, and Governance Committee (“CNGC”), and (3) to receive (i) a cash payment of $2,500,000, less applicable tax withholdings and any outstanding debts to the Company, in the payroll cycle following the Retirement Date, and (ii) an amount equal to one-half of her 2024 target incentive compensation as determined by the CNGC, with (A) 40% of that amount being paid in cash and (B) 60% of that amount being granted on the Retirement Date in the form of an award of restricted stock units that will vest in equal installments on each of the first three anniversaries of the Retirement Date. The Agreement also includes terms and conditions governing Ms. Morais’s provision of services to Ally until her departure, her general release of claims subject to customary exceptions, her obligations of confidentiality and cooperation, and other customary provisions. A copy of the Agreement is attached as Exhibit 10.1 and is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

10.1	Executive Transition Agreement, dated November 28, 2023, by and between Ally Financial Inc. and Diane E. Morais

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc.
(Registrant)

Date: November 28, 2023	By:	/s/ Jeffrey A. Belisle
	Name:	Jeffrey A. Belisle
	Title:	Corporate Secretary